Principal Funds, Inc.
Supplement dated January 5, 2021
to the Prospectus dated December 31, 2020
This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR SMALL-MIDCAP DIVIDEND INCOME FUND
Under Investment Advisor and Portfolio Managers, delete references to David W. Simpson.

MANAGEMENT OF THE FUNDS
Delete references to David W. Simpson.